UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2007
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)
Georgia
Georgia
(State or other jurisdiction of incorporation)
1-12080
0-28226
(Commission File Number)
58-1550675
58-2053632
(IRS Employer Identification Number)
4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
(Address of principal executive offices)
Registrant’s telephone number, including area code (404) 846-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
EX-99.1 PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.
     On November 2, 2007, Post Apartment Homes, L.P. (the “Operating Partnership”) executed a First Amendment (“First Amendment”) to its Amended and Restated Credit Agreement (the “Credit Agreement”) by and among the Operating Partnership, Wachovia Bank, National Association, as Administrative Agent, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A., as Syndication Agent, and Wells Fargo Bank, National Association, SunTrust Bank and Sumitomo Mitsui Banking Corporation, as Co-Documentation Agents, and the financial institutions that are parties thereto and their assignees.
     The First Amendment increases the commitments of certain existing lenders and adds commitments from five new lenders under the Operating Partnership’s unsecured revolving line of credit maturing in April 2010 (the “Revolver”) from $450 million to $600 million. The increased Revolver has been guaranteed by Post Properties, Inc., Post GP Holdings, Inc. and Post LP Holdings, Inc. The First Amendment also makes other amendments to the Credit Agreement, including lowering the capitalization rate used in the calculation of certain asset values used in the financial and other covenants in the Credit Agreement from 7.5% to 6.75%.
     The First Amendment is attached hereto as Exhibit 10.1.
     Post Properties, Inc. issued a press release on November 2, 2007 announcing the First Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.
Item 9.01. Financial Statements and Exhibits.

10.1	First Amendment, dated November 2, 2007, to Amended and Restated Credit Agreement, dated April 28, 2006.
99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: November 2, 2007

POST PROPERTIES, INC.
By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: November 2, 2007

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC., as General Partner

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	First Amendment, dated November 2, 2007, to Amended and Restated Credit Agreement, dated April 28, 2006.
99.1	Press Release